EXHIBIT 10.23

MD BEAUTY, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 17, 2006 and entered into by and among BARE ESCENTUALS, INC., a Delaware corporation, formerly known as STB Beauty, Inc. (“Holdings”), MD BEAUTY, INC., a Delaware corporation (the “Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders”), and BNP PARIBAS (“BNP Paribas”), as administrative agent for Lenders (in such capacity, “Administrative Agent”).  Reference is made to that certain Credit Agreement dated as of February 18, 2005, as amended by the First Amendment to Credit Agreement dated as of July 21, 2005, and as amended by the Second Amendment to Credit Agreement dated as of October 7, 2005, by and among Holdings, Company, the Lenders referenced therein and BNP Paribas, as Administrative Agent (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, Company and Lenders desire to amend the Credit Agreement to postpone the date on which Company has to comply with hedging requirements under subsection 6.10 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                                                    AMENDMENTS TO CREDIT AGREEMENT

Subsection 6.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“6.10        Interest Rate Protection.

At all times after September 30, 2006, Company shall maintain in effect for three years after the Closing Date one or more Interest Rate Agreements in an aggregate notional principal amount of not less than 40% of the aggregate principal amount of the Term Loans and the Second Lien Term Loans outstanding, each such Interest Rate Agreement to be in form and substance satisfactory to Administrative Agent; provided that Company shall not be obligated to maintain in effect any such Interest Rate Agreements at any time that the Applicable Consolidated Leverage Ratio is less than or equal to 2.00:1:00.  For purposes of clarification, while the above described Interest Rate Agreements are required to be maintained during the above described periods, each individual Interest Rate Agreement is not required to be of such duration.”.

SECTION 2.                                                    REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and Administrative Agent to enter into this Amendment, Company and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:

(i)            each of Company and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”);

(ii)           the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and Holdings;

(iii)          the execution and delivery by Company and Holdings of this Amendment and the performance by Company and Holdings of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings, Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings, Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and other Liens permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, except for with respect to the foregoing clauses (i) , (ii) and (iv)  above, such violations, conflicts, breaches, defaults or failures to obtain approvals or consents which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(iv)          the execution and delivery by Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for registrations, consents, approvals, notices and other actions that have been obtained, given or taken, or the failure of which to obtain, give or take have not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(v)           this Amendment and the Amended Agreement have been duly executed and delivered by Company and Holdings and are the legally valid and binding obligations of Company and Holdings, enforceable against Company and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

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(vi)          no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3.                                                    CONDITIONS TO EFFECTIVENESS

Except as set forth below, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the “Closing Conditions”):

A.            Amendment of Second Lien Term Loan Agreement.  Administrative Agent shall have received a written amendment of the Second Lien Term Loan Agreement executed by Holdings, Company, Requisite Lenders under the Second Lien Term Loan Agreement and BNP Paribas, as administrative agent, in form and substance satisfactory to Administrative Agent, which amendment shall be in form substantially similar to this Amendment.

B.            Fees and Expenses.  Administrative Agent shall have received all of Administrative Agent’s reasonable costs and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent (including, without limitation, the reasonable fees and disbursements of O’Melveny & Myers LLP) in connection with this Amendment and the documents and transactions related hereto, and any fees separately agreed upon between Company and Administrative Agent.

C.            Notification of Execution.  Receipt by Administrative Agent and Company of written or telephonic notice that Company, Holdings and the Requisite Lenders have executed this Amendment and authorized its delivery.

SECTION 4.                                                    MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

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B.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

D.            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

MD BEAUTY, INC.

	By:	/s/ LESLIE A BLODGETT
	Name:	Leslie A Blodgett
	Title:	President, Chief Executive Officer and
Secretary

HOLDINGS:

BARE ESCENTUALS, INC.

	By:	/s/ LESLIE A BLODGETT
	Name:	Leslie A Blodgett
	Title:	President and Chief Executive Officer

LENDERS:

BNP PARIBAS,
individually and as Administrative Agent

	By:	/s/ CECILE SCHERER
	Name:	CECILE SCHERER
	Title:	Director
Merchant Banking Group

	By:	/s/ PJ de FILIPPIS
	Name:	PJ de FILIPPIS
	Title:	MANAGING DIRECTOR

280 FUNDING I

By:	/s/ GEORGE FAN
Name:	GEORGE FAN
Title:	AUTHORIZED SIGNATORY

SEQUILS-Glace Bay, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ LEE M. SHAIMAN
Name:	Lee M. Shaiman
Title:	Authorized Signatory

Gale Force I CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ LEE M. SHAIMAN
Name:	Lee M. Shaiman
Title:	Authorized Signatory

CIT LENDING SERVICES
CORPORATION

By:	/s/ MICHAEL L. LAMANES
Name:	Michael L. LaManes
Title:	Vice President

Venture CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ MARTIN DAVEY
Name:	Martin Davey
Title:	Managing Director

Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ MARTIN DAVEY
Name:	Martin Davey
Title:	Managing Director

Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ MARTIN DAVEY
Name:	Martin Davey
Title:	Managing Director

Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ MARTIN DAVEY
Name:	Martin Davey
Title:	Managing Director

Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ MARTIN DAVEY
Name:	Martin Davey
Title:	Managing Director

Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC

By:	/s/ MARTIN DAVEY
Name:	Martin Davey
Title:	Managing Director

CIBC Inc. as a Lender

By:	/s/ GERALD GIRARDI
Name:	Gerald Girardi
Title:	Authorized Signatory CIBC Inc.

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

GSC PARTNERS GEMINI FUND LIMITED

By: GSCP (NJ), L.P., as Collateral Monitor
By: GSCP (NJ), INC., its General Partner

By:	/s/ SETH KATZENSTEIN
Name:	Seth Katzenstein
Title:	Authorized Signatory
GSC Partners

GSC PARTNERS CDO FUND IV, LIMITED

By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ SETH KATZENSTEIN
Name:	Seth Katzenstein
Title:	Authorized Signatory
GSC Partners

GSC PARTNERS CDO FUND V, LIMITED

By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ SETH KATZENSTEIN
Name:	Seth Katzenstein
Title:	Authorized Signatory
GSC Partners

GSC PARTNERS CDO FUND VI, LIMITED

By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ SETH KATZENSTEIN
Name:	Seth Katzenstein
Title:	Authorized Signatory
GSC Partners

GSC PARTNERS CDO FUND VII, LIMITED

By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ SETH KATZENSTEIN
Name:	Seth Katzenstein
Title:	Authorized Signatory
GSC Partners

Investors Bank & Trust Company as Sub-Custodian Agent of CypressTree International Loan Holding Company Limited

By:	/s/ MARTHA HADELER
Name:	Martha Hadeler
Title:	Managing Director

By:	/s/ PRESTON I. CARNES, JR.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

Hewett’s Island CLO II, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ PRESTON I. CARNES, JR.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

Hewett’s Island CLO III, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ John Frabotta [Initial Illegible]
Name:	John Frabotta
Title:	Managing Director

Hewett’s Island CLO IV, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Preston I. Carnes, Jr.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

BALLANTYNE FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

Rockwall CDO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., It’s General Partner

By:	/s/ Chad Schramek
Name:
Title:	Chad Schramek, Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:
Title:	Chad Schramek, Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

Loan Star State Trust
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Chad Schramek
Name:	Chad Schramek, Assistant Treasurer
Title:	Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

Highland Credit Opportunities CDO Ltd.

By:	/s/ Darren Britt
Name:	Darren Britt
Title:	Attorney - N - Fact

LATITUDE CLO I, LTD

By:	/s/ Chauncey F. Lufkin III
Name:	Chauncey F. Lufkin III
Title:

GLC CDO I, Ltd.

By:	/s/ Michael Ferris
Name:	Michael Ferris
Title:	Principal, GLC Management

Evergreen CBNA Loan Funding LLC, for itself or
as agent for Evergreen CFPI Loan Funding LLC

By:	/s/ Mikus N. Kins
Name:	MIKUS N. KINS
Title:	Attorney-in-fact

LightPoint CLO III, Ltd.
LightPoint CLO IV, Ltd.

By:	/s/ Colin Dolan
Name:	COLIN DONLAN
Title:	VICE PRESIDENT

HALCYON STRUCTURED ASSET
MANAGEMENT CLO I LTD.

By:	Halcyon Structured Asset
Management L.P., as Collateral
Manager under the Collateral
Management Agreement dated
September 23, 2005 between Halcyon
Structured Asset Management L.P. and
Halcyon Structured Asset Management
CLO I Ltd.

By:	Halcyon Structured Asset
Management LLC, its sole general
partner

By:	/s/ James Pasquarelli
Name:	James Pasquarelli
Title:	Chief Financial Officer

Franklin CLO IV, Limited

By:	/s/ DAVID ARDINI
Name:	David Ardini
Title:	Vice President

Stanfield Carrera CLO, Ltd. By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Arbitrage CDO, Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Vantage CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Bristol CLO, Ltd. By: Stanfield Capital Partners LLC as it Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Castle Garden Funding

By:	/s/ ANDREW H. MARSHAK
Name:	ANDREW H. MARSHAK
Title:	AUTHORIZED SIGNATORY

Atrium II

By:	/s/ ANDREW H. MARSHAK
Name:	ANDREW H. MARSHAK
Title:	AUTHORIZED SIGNATORY

Atrium IV

By:	/s/ ANDREW H. MARSHAK
Name:	ANDREW H. MARSHAK
Title:	AUTHORIZED SIGNATORY

Madison Park Funding I, Ltd.

By:	/s/ ANDREW H. MARSHAK
Name:	ANDREW H. MARSHAK
Title:	AUTHORIZED SIGNATORY

[ULT CBNA Loan Funding LLC, for itself
or as agent for ULT CFPI Loan Funding
LLC]

By:	/s/ ROY HYKAL
Name:	Roy Hykal
Title:	Attorney-At-FACT

Whitehorse I, Ltd.

By:	/s/ ETHAN UNDERWOOD
Name:	Ethan Underwood
Title:	Portfolio Manager

Whitehorse II, Ltd.

By:	/s/ ETHAN UNDERWOOD
Name:	Ethan Underwood
Title:	Portfolio Manager

Whitehorse III, Ltd.

By:	/s/ ETHAN UNDERWOOD
Name:	Ethan Underwood
Title:	Portfolio Manager

Grand Central Asset Trust, HLD Series

By:	/s/ MIKUS N. KINS
Name:	MIKUS N. KINS
Title:	Attorney-in-fact

The Governor and Company of the Bank of Ireland

By:	/s/ PAUL CLARKE
Name:	Paul Clarke
Title:	Authorized Signatory

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Authorized Signatory

KC CLO II PLC

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

/s/ IRINA [ILLEGIBLE]
Irina [ILLEGIBLE]
Vice President